UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2020

Ipsidy Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54545	46-2069547
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)	Number)

670 Long Beach Boulevard, Long Beach, New York 11561

(Address of principal executive offices) (zip code)

516-274-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered
Not applicable.

Item 2.02 Results of Operations and Financial Condition.

On May 11, 2020, Ipsidy Inc. (the “Company”) issued a press release regarding its financial results for the fiscal quarter ended March 31, 2020. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 7 , 2020 (the “Funding Date”), the Company received funding under a Paycheck Protection Program Term Note dated as of May 6, 2020 (“PPP Note”) with Bank of America, N.A. under the Paycheck Protection Program (the “Program”) of the recently enacted Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) administered by the U.S. Small Business Administration (“SBA”). The Company received total proceeds of $485,760 from the PPP Note. In accordance with the requirements of the CARES Act, the Company will use proceeds from the PPP Note primarily for payroll costs. Interest accrues on the PPP Note at the rate per annum of 1.00%. The Company may apply to the bank for forgiveness of the amount due on the PPP Note which shall be an amount equal to the sum of payroll costs, mortgage interest, rent obligations and covered utility payments incurred during the eight weeks following disbursement under the PPP Note, provided that the non-payroll costs shall not exceed 25% of the use of proceeds and subject to certain other adjustments in accordance with regulations issued by the SBA.

During the period from May 7, 2020 through the six-month anniversary of the date of the PPP Note (the “Deferral Expiration Date”), neither principal nor interest shall be due and payable. On the Deferral Expiration Date, the outstanding principal of the PPP Note that is not forgiven under the Program (the “Conversion Balance”) shall convert to an amortizing term loan upon terms to be notified by the bank in a letter setting forth the balance payable, the monthly payments, with the interest rate not to exceed 1% and the maturity date shall be May 7, 2022.

The foregoing description of the PPP Note is qualified in its entirety by reference to Exhibit 4.1 attached to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Index of Exhibits

Exhibit Number	Description

4.1	Paycheck Protection Program Term Note dated May 6, 2020

99.1	Press Release dated May 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ipsidy Inc.

Date: May 12, 2020	By:	/s/ Stuart Stoller
	Name:	Stuart Stoller
	Title:	Chief Financial Officer

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